UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2010

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On July 21, 2010, the Board of Directors of Agilent Technologies, Inc. (“Agilent” or the “Company”) appointed Didier Hirsch, 59, to serve as the Company’s Senior Vice President and Chief Financial Officer, effective immediately. Mr. Hirsch has served as interim Chief Financial Officer since April 1, 2010 and previously served as Vice President, Corporate Controllership and Tax since November 2006. Mr. Hirsch has served as the Company’s chief accounting officer since November 2007. From April 2003 to October 2006, Mr. Hirsch served as Agilent’s Vice President and Controller. Prior to assuming that position, Mr. Hirsch served as Agilent’s Vice President and Treasurer from September 1999 to April 2003. Mr. Hirsch will continue to serve as Agilent’s principal financial officer and principal accounting officer.

In connection with Mr. Hirsch’s appointment, on July 21, 2010, the Compensation Committee of the Board of Directors of Agilent (the “Committee”) approved an increase in his annual base salary to $475,000, effective August 1, 2010. The Committee also increased Mr. Hirsch’s target award percentage under the Company’s Performance-Based Compensation Plan for Covered Employees to 70% of annual base salary. In addition, the Committee determined that Mr. Hirsch will be granted (i) an option to purchase 40,363 shares of Company common stock, and (ii) performance-based restricted stock units of Agilent common stock in the target amount of 9,701 shares, in both cases, effective on the first day that the Company’s insider trading window is next open following the public announcement of the Company’s financial results for the third fiscal quarter of 2010. The stock option and performance-based restricted stock unit award will be subject to the standard terms and conditions of the Company’s forms of equity award agreements under Agilent’s 2009 Stock Plan. The performance-based restricted stock unit award will vest on October 31, 2012 with the actual payout ranging between 0% and 200% of the target based on Agilent’s actual performance against performance goals established by the Committee for the period ending on October 31, 2012.

A copy of the Company’s press release announcing the appointment of Mr. Hirsch is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an exhibit to this report:

Exhibit No.	Description
99.1	Press release dated July 21, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Stephen D. Williams
	Name:	Stephen D. Williams
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: July 26, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 21, 2010.